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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement(s) File No. 333-12761, File No. 333-96393, and File No. 333-95663.

                                            ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 9, 2000